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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated August 31, 2000, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-45440) and related prospectus of Verisity Ltd. dated December 21, 2000.

                                          /s/ Ernst & Young LLP

Palo Alto, California

December 21, 2000